                                  $100,000,000

                                 J. BAKER, INC.

                     ___% Senior Subordinated Notes Due 2007

                                   -----------

                         FORM OF UNDERWRITING AGREEMENT

                                                               November __, 1997

Bear, Stearns & Co. Inc.
Lazard Freres & Co. LLC
BancBoston Securities Inc.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York  10167


Dear Sirs:

       J. Baker, Inc., a Massachusetts corporation (the "COMPANY"), and its subsidiaries listed on the signature pages hereto (the "GUARANTORS"), propose, upon the terms and subject to the conditions set forth herein, to issue and sell to the several Underwriters named in SCHEDULE I hereto (the "UNDERWRITERS") $100,000,000 aggregate principal amount of the Company's ___% Senior Subordinated Notes due 2007 (the "SECURITIES"). Bear, Stearns & Co. Inc. has been duly authorized to act as representative (the "Representative") of the Underwriters. The Securities will be issued pursuant to an indenture (the "INDENTURE") to be dated as of the Closing Date (as defined below), among the Company, the Guarantors, and The Chase Manhattan Bank, as trustee (the "Trustee"). References to the Securities shall include the Subsidiary Guarantees (as defined in the Indenture) of the Guarantors.

       1. REGISTRATION STATEMENT AND PROSPECTUS. The Company and the Guarantors prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in conformity with the requirements of the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations promulgated thereunder by the Commission (the "SECURITIES ACT REGULATIONS"), a registration statement, and amendments thereto, on Form S-3 (File No. 333-35923), including a preliminary prospectus, subject to completion, relating to the Securities. The Company and the Guarantors will next file with the Commission either (a) prior to the effectiveness of such registration statement, a further amendment thereto, including therein a final prospectus, or (b) after the effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) of the Securities Act Regulations, the documents so filed in either case to include all Rule 430A




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Information (as defined below) and to conform, in content and form, to the last printer's proof thereof furnished to and approved by the Underwriters immediately prior to such filing. The Company and the Guarantors have also filed with the Commission the Indenture pursuant to the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations promulgated thereunder by the Commission (the "TRUST INDENTURE ACT REGULATIONS;" which together with the Securities Act Regulations are sometimes referred to herein as the "REGULATIONS").

              As used in this Underwriting Agreement (the "AGREEMENT"), (a) the term "EFFECTIVE DATE" means the later of the date that the registration statement is declared effective by the Commission, or, if a post-effective amendment is filed with respect thereto, the date of such post-effective amendment's effectiveness, (b) the term "REGISTRATION STATEMENT" means such registration statement, as amended at the time of effectiveness of such Registration Statement and, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case all Rule 430A Information deemed to be included therein at the Effective Date pursuant to Rule 430A of the Securities Act Regulations and the prospectus, financial statements, exhibits and all other documents filed as a part thereof (but excluding the Statement of Eligibility of the Trustee on Form T-1), (c) the term "RULE 430A INFORMATION" means information with respect to the Securities and the public offering thereof permitted, pursuant to the provisions of paragraph (a) of Rule 430A of the Securities Act Regulations, to be omitted from the form of prospectus included in the Registration Statement at the time it is declared effective by the Commission,
(d) the term "PROSPECTUS" means the form of final prospectus relating to the Securities first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date and (e) the term "PRELIMINARY PROSPECTUS" means any preliminary prospectus (as described in Rule 430 of the Securities Act Regulations) with respect to the Securities that omits Rule 430A Information. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

              2.     PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

              (a) On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, the Company and the Guarantors agree to sell to the Underwriters the respective principal amounts of Securities set forth opposite the names of the Underwriters on



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       SCHEDULE I hereto at a purchase price equal to _____% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest thereon, if any, from _________, 1997 to the Closing Date (as defined below), and, subject to SECTION 10(a), each Underwriter, severally and not jointly, agrees to purchase, at the Purchase Price, the principal amount of Securities set forth opposite such Underwriter's name on SCHEDULE I hereto.

              (b) Delivery of the Securities shall be made against payment of the Purchase Price for the Securities at the offices of Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 or such other location as may be mutually acceptable to the parties hereto. Such delivery and payment shall be made at 10:00 a.m., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) following the Effective Date (unless such time and date are postponed in accordance with the provisions of SECTION 10 hereof), or at such other time as shall be agreed upon by the Company and the Representative. The time and date of such delivery and payment are herein called the "CLOSING DATE." Delivery of the Securities with any transfer taxes thereon duly paid by the Company shall be made to the Representative for the respective accounts of the Underwriters against payment by the Underwriters through the Representative of the Purchase Price for the Securities by wire transfer of immediately available funds to the Company's account; PROVIDED, that the Company shall give at least two business days' prior written notice to the Underwriters of the information required to effect such wire transfers.

              (c) The Securities in definitive form shall be registered in such name or names and in such denominations as the Representative may request in writing at least two full business days prior to the Closing Date. The Company will permit the Underwriters to examine and package such Securities for delivery at least one full business day prior to the Closing Date.

              3. OFFERING. It is understood that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in the Underwriters' judgment is advisable and initially to offer the Securities for sale to the public as set forth in the Prospectus.

              4. COVENANTS OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors covenants and agrees with each Underwriter that:

              (a) The Company and the Guarantors will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A of the Securities Act Regulations, file a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Securities Act Regulations,



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       or filing of the Prospectus is otherwise required under Rule 424(b) of the Securities Act Regulations, the Company and the Guarantors will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Securities Act Regulations within the time period therein prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company and the Guarantors in all other respects will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A of the Securities Act Regulations.

              (b) The Company will promptly advise the Underwriters, and confirm such advice in writing, (i) when the Registration Statement or any post-effective amendment thereto has become effective and if and when the Prospectus is sent for filing pursuant to Rule 424(b) of the Securities Act Regulations, (ii) of receipt by the Company or any Guarantor or any representative or attorney of the Company or any Guarantor of any communications from the Commission relating to the Company or any Guarantor, the Registration Statement, any preliminary prospectus, the Prospectus, or the transactions contemplated by this Agreement, including, without limitation, the receipt of a request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for any additional information or the receipt of any comments from the Commission, (iii) of the initiation or threatening of any proceedings for, or receipt by the Company or any Guarantor of any notice with respect to, the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or any post-effective amendment thereto or the use of the Prospectus or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of the Securities for the offering or sale in any jurisdiction and (iv) during the period when a prospectus relating to the Securities is required to be delivered under the Act, of any material change in the Company's or any Guarantor's business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operation. The Company and the Guarantors will use their best efforts to prevent the issuance of an order by the Commission at any time suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of the Prospectus or any preliminary prospectus, or by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of the Securities and, if any such order is issued, to obtain the withdrawal or lifting of such order at the earliest possible time.

              (c) The Company and the Guarantors will prepare and file with the Commission promptly upon the Underwriters' request, any amendment to the Registration Statement or any supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriters. The Company and the Guarantors will use their best efforts to cause any such amendment or supplement to become effective as promptly as possible.

              (d) The Company and the Guarantors will not file any amendment to the Registration Statement or any amendment of, or supplement to, the Prospectus,




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       whether before or after the Effective Date, of which the Underwriters and their counsel shall not previously have been advised and provided a copy of reasonably prior to filing thereof or to which any Underwriter shall reasonably object or which is not in compliance with the Regulations.

              (e) The Company and the Guarantors will promptly deliver to the Representative without charge four signed copies of the Registration Statement as initially filed (including all exhibits as filed with the Commission) and four signed copies of all amendments thereto, and the Company and the Guarantors will deliver without charge to those persons designated by each Underwriter such number of conformed copies of the Registration Statement, of each preliminary prospectus, the Prospectus and all amendments of and supplements to such documents, if any, as such Underwriter and its counsel may reasonably request. The Company and the Guarantors consent to the use of the preliminary prospectus, the Prospectus and any amendments or supplements thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Securities and for such period of time thereafter as delivery of a prospectus is required by the Act.

              (f) During the time that a prospectus relating to the Securities is required to be delivered under the Act, the Company and each of the Guarantors will comply as far as it is able with all requirements imposed upon it by the Act and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealing in, the Securities as contemplated by the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Act any event shall have occurred as a result of which the Registration Statement or the Prospectus as then supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Registration Statement or Prospectus to comply with the Act or the Regulations, the Company will notify the Representative promptly and the Company and the Guarantors will prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) so that the statements in the Registration Statement and the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, or so to effect such compliance with the Act and the Regulations, and the Company and the Guarantors will use their best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible.

              (g) Each of the Company and the Guarantors will endeavor in good faith, in cooperation with the Underwriters and their counsel, at or prior to the time the Registration Statement becomes effective, to qualify or register the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate and to maintain such qualification or registration in effect for so long as required for the distribution of the Securities.



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              (h)    The Company will make generally available (within the
       meaning of Section 11 (a) of the Act) to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement covering a period of at least twelve consecutive full calendar months commencing after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date), that satisfies the provisions of Section 11 (a) of the Act and Rule 158 of the Securities Act Regulations.

              (i) The Company shall apply the net proceeds of its sale of the Securities as set forth in the Prospectus under the caption "Use of Proceeds."

              (j) Each of the Company and the Guarantors will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Exchange Act, including the rules and regulations thereunder, to cause the Securities to be registered thereunder. The Company and the Guarantors will not file any document pursuant to the Exchange Act prior to the termination of the offering of the Notes if such document would be incorporated by reference in the Registration Statement unless a copy thereof shall have been provided to the Underwriters and their counsel reasonably prior to the filing thereof and none of them shall have reasonably objected thereto.

              (k) So long as any of the Securities remain outstanding, the Company and the Guarantors will furnish without charge to the Representative, as soon as available, copies of (i) all reports, financial statements, proxy statements or other publicly available information that the Company shall make generally available to holders of any of its securities and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its Subsidiaries, including, without limitation, press releases, as the Representative may request.

              (l) The Company and the Guarantors will not voluntarily claim, and will resist actively any attempts to claim, the benefit of any usury laws against the holders of the Securities.

              (m) Neither the Company nor any of its Subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company and the Guarantors will not distribute any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Securities.

              (n) Each of the Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by it prior to



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       the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

              (o) Each of the Company and the Guarantors will cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any broker/dealer participating in the sale of the Securities.

              (p) The Company and the Guarantors will comply with all agreements set forth in the representation letters of the Company to the Depository Trust Company ("DTC") relating to the approval of the Securities by DTC for "book-entry" transfer.

              (q) The Company will obtain approval of the Securities by DTC for "book-entry" transfer.

              (r) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company and its Subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

              (s) The Company and its Subsidiaries will not, directly or indirectly, offer, sell or otherwise dispose of any debt securities or securities convertible into or exchangeable for, or any rights to purchase or acquire, debt securities prior to the expiration of 90 days from the date of this Agreement without the prior written consent of the Underwriters.

              (t) Each of the Company and the Guarantors will comply with the agreements in this Agreement and the Indenture.

              5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and each of the Guarantors, jointly and severally, represents and warrants to and covenants and agrees with each of the Underwriters that:

              (a) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed, and at the Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto, complied or will comply in all material respects with the applicable provisions of the Act and the Trust Indenture Act and the Regulations, and such Registration Statement did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such Prospectus or supplement thereto did not and will not contain an untrue




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       statement of a material fact and did not and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the Regulations) and when any amendment or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendment or supplement thereto complied in all material respects with the applicable provisions of the Act, the Regulations and the Trust Indenture Act and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No representation or warranty is made in this SUBSECTION (a), HOWEVER, with respect to any statements in or omissions from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of any Underwriter expressly for use therein. The Company and the Guarantors acknowledge for all purposes under this Agreement (including SECTION 8 hereof) that the statements set forth in the third paragraph and the third sentence of the fourth paragraph under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by any Underwriter for use in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto.

              (b) Each contract, agreement, instrument, lease, license, document or other item required to be disclosed in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement by the Act or the Trust Indenture Act or by the Regulations has been so disclosed or filed, as the case may be, and any descriptions thereof are accurate in all material respects and fairly present the information required to be shown therein.

              (c) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof or preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceedings for that purpose have been commenced or are pending before or, to the best knowledge of the Company or any of the Guarantors, are contemplated by the Commission. No stop order suspending the sale of the Securities in any jurisdiction designated by the Representative has been issued and no proceedings for that purpose have been commenced or are pending or, to the best knowledge of the Company or any of the Guarantors, are contemplated.

              (d) The Indenture has been qualified under and complies with the requirements of the Trust Indenture Act and the Trust Indenture Act Regulations.




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


              (e) None of the Company or any of its Subsidiaries has taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company has not distributed any Registration Statement, preliminary prospectus, Prospectus or other offering material in connection with the offering and sale of the Securities.

              (f) KPMG Peat Marwick LLP, whose reports are included in the Registration Statement, are independent public accountants with regard to the Company and its Subsidiaries as required by the Act and the Securities Act Regulations.

              (g) The historical consolidated financial statements of the Company and its Subsidiaries and the related notes and schedules included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and the Securities Act Regulations, including, without limitations Regulation S-X, and present fairly the financial position of the Company and its Subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and its Subsidiaries for the periods therein specified. Such historical consolidated financial statements (including the related notes and schedules) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, are in accordance with the books and records of the Company and its Subsidiaries in all material respects, and all adjustments necessary for a fair presentation of results for such periods have been made. No other financial statements are required to be included in the Registration Statement and Prospectus. Since the date of the latest of such historical consolidated financial statements, there has been no material adverse change or any development involving a prospective material adverse change in, or affecting, the business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operation of the Company and its Subsidiaries.

              (h) The financial information of the Company and its Subsidiaries set forth in the Registration Statement and the Prospectus under the captions "Prospectus Summary -- Summary Historical Financial and Pro Forma Data," "Capitalization," "Selected Historical Financial Data," "Unaudited Pro Forma Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" has been fairly stated in relation to the relevant financial statements of the Company and its Subsidiaries from which such information has been derived. The statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

              (i) The pro forma financial statements and other pro forma financial information and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, complies in all material respects with the accounting requirements applicable to registration statements on Form S-3 under the Act, have been properly compiled on the pro forma basis described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              (j) Each of this Agreement, the Securities, the Indenture and the Amended Credit Facility, as or when executed and delivered, will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

              (k) All of the Company's subsidiaries (as defined by Rule 405 under the Act) are listed on SCHEDULE II attached hereto (the "Subsidiaries"). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Massachusetts. Each of the Subsidiaries of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and its Subsidiaries is duly qualified to conduct its business as described in the Registration Statement and the Prospectus, and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary. Each of the Company and its Subsidiaries has all requisite corporate power and authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights and, except as set forth in the Registration Statement and the Prospectus, are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting, except for the pledge of the issued and outstanding common stock of the Guarantors (other than Morse Shoe (Canada) Ltd.) pursuant to the Amended and Restated Credit Facility to be dated as of the Closing Date (the "Amended Credit Facility"), among the Company, the Guarantors and the lenders identified therein (the "Banks"), and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any shares of capital stock or other equity interests in any such Subsidiary. Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

              (l) All the outstanding shares of common stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. The Company had at August 2, 1997, authorized and outstanding capitalization as set forth in the

       Registration Statement and the Prospectus. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock or other equity interest in the Company.

              (m) Each of the Company and the Guarantors has the corporate power and authority necessary to execute, deliver and perform its obligations under this Agreement, the Indenture and the Amended Credit Facility and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority necessary to issue, sell and deliver the Securities as provided herein and therein.

              (n) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors and is a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              (o) The Indenture has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors will be a legal, valid and binding agreement of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              (p) The Amended Credit Facility has been duly and validly authorized by each of the Company and the Guarantors and, upon the Closing Date will be duly executed and delivered by each of the Company and the Guarantors and will be a legal, valid and binding obligation of each of the Company, the Guarantors and the Banks, enforceable against each of the Company, the Guarantors and the Banks in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              (q) The Securities have been duly and validly authorized by the Company and the Guarantors for issuance and sale to the Underwriters pursuant to this Agreement and, when authenticated and issued in accordance with the terms of the Indenture and delivered against payment therefor by the Underwriters in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company and the Guarantors, enforceable against each of the Company and the

       Guarantors in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              (r) None of (i) the execution, delivery, and performance of this Agreement and the Indenture, (ii) the issuance and sale of the Securities and (iii) the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby and the transactions described in the Registration Statement and the Prospectus under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or give rise to any right to accelerate the maturity or require the prepayment of any obligation of the Company or any of its Subsidiaries or require consent under, or result in the creation or imposition of any charge, lien or encumbrance on any of the assets or properties of the Company or any of its Subsidiaries, or an acceleration of any indebtedness of the Company or any of its Subsidiaries pursuant to (A) the charter or by-laws (or equivalent documents) of the Company or any of its Subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any if its Subsidiaries is a party or by which any of them or any of their assets or properties is or may be bound, (C) any statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their assets or properties or (D) any judgment, order or decree of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties.

              (s) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body or other person which has not been made or obtained is required for the execution, delivery and performance by the Company and the Guarantors of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Securities, except for the order of the Commission declaring the Registration Statement effective under the Act, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under the Trust Indenture Act and the state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters. No consents or waivers from any person are required to consummate the transactions contemplated by this Agreement, the Indenture and the Registration Statement other than such consents and waivers as have been obtained.

              (t) There is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is or may be subject, if adversely determined, which, (ii) no statute, law, ordinance, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or body or that has been proposed by any governmental agency or body which, and (iii) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject, or to which the business, assets, or property of the Company or any of its Subsidiaries is or may be subject which, (A) might result, individually or in the aggregate, in a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operation of the Company or any of its Subsidiaries, (B) might interfere with or adversely affect the issuance or marketability of the Securities pursuant hereto or
       (C) might in any manner draw into question the validity of the issuance and sale of the Securities or any of the other transactions contemplated by this Agreement, the Indenture and the Registration Statement (any of the events set forth in CLAUSES (A), (B) or (C), a "MATERIAL ADVERSE EFFECT").

              (u) None of the Company or any of its Subsidiaries is (i) in violation of its charter or by-laws or (ii) in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which any of them or any of their properties or assets is subject which default might have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument which condition might have a Material Adverse Effect. Each of the Company and its Subsidiaries is and has been in compliance with all local, state and federal statutes, laws, ordinances, rules and regulations applicable to its properties (whether owned or leased) and its business, except where the failure so to be in compliance would not have a Material Adverse Effect.

              (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, except as set forth in the Registration Statement and the Prospectus, (i) there has not been, singly or in the aggregate, any change or development which might result in a Material Adverse Effect,
       (ii) neither the Company nor any of its Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business and (iii) there has not been any decrease in the capital stock of the Company, any increase in long-term indebtedness or any material increase in short-term indebtedness of the Company or any of its Subsidiaries or any payment of or declaration to pay any dividends or any other distribution with respect to the capital stock of the Company or any of its Subsidiaries.

              (w) Each of the Company and its Subsidiaries possesses such certificates, approvals, orders, franchises, consents, authorizations, licenses, permits and other rights from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory authorities and all courts and other tribunals (each, an "AUTHORIZATION"), in each case necessary for the conduct of the business in which it is engaged, and has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and each of the Company and its Subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

              (x) Each (i) action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is or may be subject, (ii) statute, law, ordinance, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or body or that has been proposed by any governmental agency or body and (iii) injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject, or to which the business, assets, or property of the Company or any of its Subsidiaries is or may be subject, which, in the case of CLAUSES (i),
       (ii) and (iii) above, is required to be disclosed in the Registration Statement or the Prospectus is so disclosed and any descriptions thereof are accurate in all material respects and fairly present the information required to be shown therein. Neither the Company nor any of its Subsidiaries has received any notice of, nor has reason to believe that, any governmental body or agency is considering enacting, amending or repealing any statutes, laws, ordinances, rules or regulations required to be described in the Registration Statement and the Prospectus that are not so described as required.

              (y) Each of the Company and its Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local and foreign statutes, laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where any such non-compliance would not have a Material Adverse Effect. To the best knowledge of the Company and the Guarantors, there are no pending investigations involving the Company or any of its Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign statutes, laws, rules and regulations. There is (i) no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, or any of its Subsidiaries or, to the best knowledge of the Company and the Guarantors, threatened against any of them, except for any charges, complaints, grievances or proceedings which, individually or in the aggregate, would not have a Material Adverse Effect, and (ii) there is no strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its Subsidiaries. No collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its Subsidiaries. No union representation question exists with respect to the employees of the Company or any of its Subsidiaries.

              (z) Each of the Company and its Subsidiaries has complied with all provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

              (aa) All tax returns required to be filed by the Company and its Subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided (in accordance with generally accepted accounting principles) or those currently payable without penalty or interest. To the best knowledge of the Company and the Guarantors, there are no material proposed additional tax assessments against the Company or any of its Subsidiaries or any of the assets or properties of the Company or any of its Subsidiaries.

              (bb) Each of the Company and its Subsidiaries has good and marketable title, free and clear of all liens, charges and encumbrances, to all of the properties and assets described in the Registration Statement and the Prospectus as owned by it, except as otherwise described in or contemplated by the Registration Statement and the Prospectus. All properties of the Company and its Subsidiaries are in good repair (reasonable wear and tear excepted) and are suitable for their uses and their intended uses.

              (cc) All leases to which the Company or any of its Subsidiaries is a party are valid and binding and no default on the part of the Company or any of its Subsidiaries, as the case may be, or to the best knowledge of the Company and its Subsidiaries, any other party thereto, has occurred and is continuing thereunder, and each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases to which any of them is a party lessee with such exceptions as do not materially interfere with the use made by them of the subjects of the leases.

              (dd) Each of the Company and its Subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information

       (collectively, the "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by it or that are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and, except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company and its Subsidiaries does not infringe on the rights of any person.

              (ee) Neither the Company nor any of its Subsidiaries, any of their respective officers, directors, partners, employees, agents or affiliates nor any other person acting on behalf of the Company or any of its Subsidiaries has (i) directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any of its Subsidiaries (or assist the Company or any of its Subsidiaries in connection with any actual or proposed transaction) which (A) might subject the Company or any of its Subsidiaries, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (B) if not given in the past, might have had a materially adverse effect on the business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operation of the Company or any of its Subsidiaries or (C) if not continued in the future, might have a Material Adverse Effect; (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or
       (iii) made any bribe or unlawful rebate, payoff, influence payment, kickback or other payment.

              (ff) The Company and its Subsidiaries are each in compliance in all material respects with all foreign, federal, state or local laws, regulations or permits relating to the protection of human health and safety, the environment or hazardous or toxic substances, wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") which might have a Material Adverse Effect.

              (gg) There is no liability, or to the best knowledge of the Company and the Guarantors, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, compliance costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) of the Company or any of its Subsidiaries arising out of, based upon or resulting from (i) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Company or any of its Subsidiaries, as the case may be; (ii) any violation or alleged violation of any Environmental Law; (iii) the treatment, storage, transportation or disposal of

       Hazardous Materials; or (iv) any costs associated with compliance with Environmental Laws (A) which liability or potential liability is required to be disclosed in the Registration Statement or the Prospectus, other than as disclosed therein, or (B) which liability or potential liability might have a Material Adverse Effect. The term "HAZARDOUS MATERIAL" means
       (1) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (2) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (3) any petroleum or petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

              (hh) Neither the Company nor any of its Subsidiaries intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and its Subsidiaries, taken as a whole, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its Subsidiaries, taken as a whole, as they become absolute and matured. The assets of the Company and its Subsidiaries, taken as a whole, do not and, upon issuance and sale of the Securities, will not constitute unreasonably small capital to carry out the business of the Company and its Subsidiaries, taken as a whole, as now conducted or as proposed to be conducted, including the capital needs of the Company and its Subsidiaries taking into account the projected capital requirements and capital availability. Upon the issuance and sale of the Securities, the present fair saleable value of the assets of the Company and its Subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its Subsidiaries, taken as a whole, as they become absolute and matured.

              (ii) Neither the Company nor any of its Subsidiaries is and, after giving effect to the issuance and sale of Securities, will be an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              (jj) Each of the Company and its Subsidiaries maintains insurance policies and surety bonds, including, but not limited to, general liability and property insurance, which insures the Company, its Subsidiaries and their respective employees against the types of losses and risks generally insured against by comparable businesses. Neither the Company nor any of its Subsidiaries (i) has failed to give notice or present any insurance claims with respect to any matter, including, but not limited to, the Company's or its Subsidiaries' business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder or (iii) failed to comply with any conditions contained in such insurance policies and surety bonds, in each case only to the extent any such failure, dispute or claim would have a Material Adverse Effect. To the best knowledge of the Company and the Guarantors, there are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any of its Subsidiaries. All such insurance is outstanding and duly in force on the date hereof.

              (kk) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to comply with the Exchange Act and to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

              (ll) Except as set forth in the Registration Statement and the Prospectus, no officer, director, principal stockholder, partner or key employee of the Company or any of its Subsidiaries has or has had (or, in the case of non-executive officers and key employees, to the best knowledge of the Company and the Guarantors, has or has had) either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any of its Subsidiaries or (B) purchases from or sells or furnishes to the Company or any of its Subsidiaries any goods or services or (ii) a beneficial interest in any contract or agreement to which the Company or any of its Subsidiaries is party or by which the Company or any of its Subsidiaries or any of their assets or properties may be bound or affected. Except as set forth in the Registration Statement and the Prospectus, there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understanding or transaction, between or among the Company or any of its Subsidiaries, and any officer, director, stockholder, partner or key employee of the Company or any of its Subsidiaries or affiliate or associate of any of the foregoing persons or entities.

              (mm) There are no holders of securities of the Company or any of its Subsidiaries who, by reason of the execution by the Company and the Guarantors of this Agreement or the Indenture or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its Subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

              (nn) Each of the Company and its Subsidiaries is, and at all times has been, in compliance in all material respects with all applicable provisions of the Employee

       Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder ("ERISA"); all "employee benefit plans" (as defined in ERISA) under which the Company or any of its Subsidiaries has or could have any liability have been administered in accordance with their terms in all material respects; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries has or could have any liability; neither the Company nor any of its Subsidiaries (A) has incurred or expects (or should expect) to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (B) is in default in the timely payment of all amounts required to be paid under Section 412 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

              (oo) The documents incorporated by reference or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement, and any amendments thereto, become effective and at the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              6. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and the Guarantors agree to pay and be responsible for all costs, expenses, fees and taxes in connection with: (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including, without limitation, all financial statements and exhibits thereto), each preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto, the Indenture, the underwriting documents (including this Agreement) and all other documents related to the public offering of the Securities (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) the issuance, transfer and delivery of the Securities to the Underwriters, including, without limitation, the fees of the transfer agent and registrar for the Company and the Guarantors, the cost of its personnel and other internal costs, the costs of printing and engraving the certificates representing the Securities and any transfer or other taxes payable thereon; (iii) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (iv) the rating of the Securities by rating agencies, if any;
       (v) "roadshow," travel and other expenses in connection with the marketing and sale of the Securities (other than out-of-pocket expenses incurred by the Underwriters for travel, meals and lodgings); (vi) the qualification or registration of the Securities for offering and sale under state and foreign securities or Blue Sky laws (including, without limitation, the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees and disbursements of Kramer, Levin, Naftalis & Frankel, counsel for the Underwriters ("UNDERWRITERS' COUNSEL") relating thereto);
       (vii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith; (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Securities by DTC for "book-entry" transfer; (ix) the performance by the Company and the Guarantors of their other obligations under this Agreement and the Indenture; (x) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants; (xi) the costs and expenses of any qualified independent underwriter which may be required by the rules and regulations of the NASD; and (xii) the filing, registration, review and clearance of the terms of the public offering of the Securities with and by the NASD, including, in each case, any filing fees in connection therewith. Except as otherwise specifically provided to the contrary above, and in SECTIONS 8, 9, and 11(d), the Underwriters shall pay all expenses incurred by them in connection with the offering of the Securities.

              7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the absence from any certificates, opinions, written statements or letters furnished pursuant to this SECTION 7 to the Underwriters or to Underwriters' Counsel of any misstatement or omission and to the satisfaction of each of the following additional conditions:

              (a) All of the representations and warranties of the Company and the Guarantors contained herein shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date. Each of the Company and the Guarantors shall have performed or complied with all of its agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

              (b) The Registration Statement (including the Statement of Eligibility of the Trustee on Form T-1) shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Securities Act Regulations, such post effective amendment shall become effective) not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by the Representative. At or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and every request for additional information on the part of the Commission (including, without limitation, any request or comment with respect to the Registration Statement or the Prospectus) shall have been complied with in all material respects. No stop order suspending the sale of the Securities in any jurisdiction designated by the Representative shall have been issued and no proceedings for that purpose shall have been commenced or be pending or, to the knowledge of the Company or any of the Guarantors, be contemplated.

              (c) No action shall have been taken and no law, statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities; no action, suit or proceeding shall have been commenced and be pending against, or, to the best knowledge of the Company and the Guarantors threatened against, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, might result in a Material Adverse Effect.

              (d) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been any material adverse change or any development that might result in a material adverse change in the business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operation, or any material change in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its Subsidiaries from that set forth in the Registration Statement and the Prospectus, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its membership or partnership interests or capital stock, as applicable, and (iii) neither the Company nor any of its Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Registration Statement and the Prospectus.

              (e) After the execution and delivery of this Agreement, there shall not have been (i) any downgrading by Standard & Poor's Ratings Group ("S&P") in the rating of the Securities below __; (ii) any downgrading by Moody's Investors Service Inc. ("MOODY's") in the rating of the Securities below __; or (iii) any notice given by S&P or Moody's of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

              (f) The Underwriters shall have received a certificate executed by the Chief Executive Officer and Chief Financial Officer of each of the Company and the Guarantors, dated the Closing Date, in form and substance satisfactory to the

       Underwriters (i) confirming the matters set forth in PARAGRAPHS (a), (b),
       (c), (d) and (e) of this SECTION 7 and (ii) stating that each signer of such certificate has examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not untrue or misleading in any material respect and (C) since the Effective Date there has not been any change, or any development involving a prospective change, which might have a Material Adverse Effect.

              (g) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, of Goodwin, Procter & Hoar LLP, counsel for the Company addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel to the effect set forth in EXHIBIT A hereto.

              (h) All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date, with respect to the issuance and sale of the Securities, as to such matters as the Underwriters may reasonably require, and the Company and the Guarantors shall have furnished to Underwriters' Counsel such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
       SECTION 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

              (i) At the time this Agreement is executed and at the Closing Date, the Underwriters shall have received a letter or letters from KPMG Peat Marwick LLP, independent public accountants for the Company and its Subsidiaries, dated as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel (a) confirming that they are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the Regulations and the answer to Item 10 of the Registration Statement form is correct insofar as it relates to them; (b) stating that in their opinion, the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations of the Commission thereunder; and (c) containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

              (j) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Underwriters shall have received counterparts, conformed as executed, thereof.

              (k) The Company, the Guarantors and the Banks shall have entered into the Amended Credit Facility in the form delivered to and approved by the Underwriters as of the date hereof with no material changes except as are satisfactory to the Underwriters in the Underwriters' sole discretion and the Underwriters shall have received counterparts, conformed as executed, thereof.

              (l) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

              If any of the conditions specified in this SECTION 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' Counsel pursuant to this SECTION 7 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters' Counsel, all of the obligations of the Underwriters hereunder may be cancelled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telecopy, telex or telegraph, confirmed in writing.

              8.     INDEMNIFICATION.

              (a)(i) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing for or defending against any investigation, litigation or proceeding, commenced or threatened, or any claim whatsoever, and, subject to the last sentence of SECTION 8(c), any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in the light of the circumstances under which they were made) not
       misleading; PROVIDED, HOWEVER, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of any Underwriter expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

              (ii) The Company and the Guarantors, jointly and severally, also agree to indemnify and hold harmless Bear, Stearns & Co., Inc. ("Bear, Stearns") and each person, if any, who controls Bear, Stearns within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, liabilities, claims, damages and judgments incurred as a result of Bear, Stearns' participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the NASD Conduct Rules in connection with the offering of the Securities, except for any losses, claims, damages, liabilities, and judgments resulting from Bear, Stearns', or such controlling person's, willful misconduct.

              (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or
       Section 20(a) of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing for or defending against any investigation, litigation or proceeding, commenced or threatened, or any claim whatsoever and, subject to the last sentence of SECTION 8(c), any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of any Underwriter expressly for use therein; PROVIDED, HOWEVER, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter, as set forth on the cover page of the Prospectus.

                  (c) Promptly after receipt by an indemnified party under SUBSECTION (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this SECTION 8 except to the extent that it has been materially prejudiced by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying party or parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying party or parties. The indemnifying party or parties under SUBSECTION (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in connection with any proceeding or related proceedings in the same jurisdiction in which any claim or action is brought; PROVIDED, HOWEVER, that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified party or parties shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this SUBSECTION (c) to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

              9. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in SECTION 8 is for any reason held to be unavailable from the Company and the Guarantors or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, jointly and severally, on the one hand, and the

Underwriters, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, the Guarantors and one or more of the Underwriters may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (a) the total proceeds from the offering of the Securities (net of underwriting discounts but before deducting expenses) received by the Company and the Guarantors and (b) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Underwriters and the respective parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
SECTION 9 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this SECTION 9, (x) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter pursuant to this Agreement exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (y) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this SECTION 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to CLAUSES (x) and (y) of this SECTION 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this SECTION 9, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this SECTION 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; PROVIDED, HOWEVER, that such written consent was not unreasonably withheld.

              10.    SUBSTITUTION OF UNDERWRITERS.

              (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Securities hereunder, and if the total number of Securities with respect to which such default relates do not (after giving effect to arrangements, if any, made pursuant to SUBSECTION
       (b) below) exceed 10% of the aggregate principal amount of Securities which the Underwriters have agreed to purchase hereunder, then such Securities to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the principal amount of Securities set forth opposite their respective names in SCHEDULE I hereto bear to the aggregate principal amount of Securities set forth opposite the names of the non-defaulting Underwriters.

              (b) In the event that such default relates to more than 10% of the aggregate principal amount of Securities, the non-defaulting Underwriters may in their discretion arrange for themselves or for another party or parties to purchase the Securities to which such default relates on the terms contained herein. In the event that within five (5) business days after such a default the non-defaulting Underwriters do not arrange for the purchase of the Securities to which such default relates as provided in this SECTION 10(b), this Agreement, the obligations of the Underwriters to purchase, and of the Company and the Guarantors to sell, the Securities shall thereupon terminate without liability on the part of the Company and the Guarantors with respect thereto (except in each case as provided in SECTIONS 6, 8(a) and 9) or the Underwriters (except as provided in SECTIONS 8(b) and 9), but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters, the Company and the Guarantors), for damages occasioned by its default hereunder.

              (c) In the event that the Securities to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period not exceeding five (5) business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company and the Guarantors agree to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters'

       Counsel, may thereby be made necessary or advisable. The term "UNDERWRITER" as used in this Agreement shall include any party substituted under this SECTION 10 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

              11.    EFFECTIVE DATE OF AGREEMENT; TERMINATION.

              (a) This Agreement shall become effective upon the later of when (i) the Representative and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

              (b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Representative, without liability (other than with respect to SECTIONS 8(b), 9 and 11) on the Underwriters' part to the Company and any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder as provided in SECTION 7 is not fulfilled, when and as required, (iii) in the judgment of the Underwriters, any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the business, prospects, properties, assets, operations, condition (financial or otherwise), net worth or results of operations of the Company or any of its Subsidiaries, other than as set forth in the Registration Statement or in the Prospectus, or
       (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in opinion of the Underwriters will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) if trading on the New York or American Stock Exchange or in the over the counter market shall have been suspended or materially limited, or minimum or maximum prices shall have been established, or maximum price ranges for prices for securities shall have been required, on such exchange or by such exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Securities shall have become effective; or (D) if any downgrading has occurred in the rating of the Company's securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); or (E) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Underwriters' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus; or (F) there shall have occurred such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' judgment, makes it inadvisable or impracticable to proceed with the offering or delivery of the

       Securities as contemplated hereby and by the Registration Statement and the Prospectus.

              (c) Any notice of termination pursuant to this SECTION 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

              (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to notification by the Representative as provided in SECTION 10(b)), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any of the Guarantors to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors will, subject to demand by the Representative, reimburse the Underwriters for all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of Underwriters' Counsel) incurred by the Underwriters in connection herewith.

              12. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Guarantors contained in this Agreement, including, without limitation, the agreements contained in SECTIONS 6 and 11(d), the indemnity agreements contained in SECTION 8 and the contribution agreements contained in
SECTION 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The representations contained in SECTION 5 and the agreements contained in SECTIONS 6, 8, 9 and 11(d) shall survive the termination of this Agreement, including, without limitation, termination pursuant to
SECTION 10 or 11.

              13. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, Attention: Thomas E. Molner, Esq., telecopy number:
(212) 715-8000; and if sent to the Company or any of the Guarantors, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to J. Baker, Inc., 555 Turnpike Street, Canton, Massachusetts 02021, Attention:
General Counsel, telecopy number: (781) 828-9300, with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention:
Raymond C. Zemlin, P.C., telecopy number: (617) 523-1231; PROVIDED, HOWEVER, that any notice to any party pursuant to SECTION 8 or 9 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to such party.

              14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, each of the Underwriters, the Company and the Guarantors and the controlling persons and agents referred to in SECTIONS 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

              15. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, but without regard to principles of conflicts of laws.

              16. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

              17. COUNTERPARTS. This Agreement may be executed in one or more counterparts which together shall constitute one and the same instrument.


                           [Signature page to follow]

              If the foregoing correctly sets forth the understanding among the Underwriters, the Company and the Guarantors, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                         Very truly yours,


                                         J. BAKER, INC.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         Guarantors:

                                         WGS CORP.
                                         JBI, INC.
                                         JBI HOLDING CO., INC.
                                         MORSE SHOE, INC.
                                         BUCKMIN, INC.
                                         ELM EQUIPMENT CORP.
                                         ISAB, INC.
                                         JARED CORPORATION
                                         MORSE SHOE (CANADA) LTD.
                                         MORSE SHOE INTERNATIONAL, INC.
                                         WHITE CAP FOOTWEAR, INC.
                                         SPENCER COMPANIES, INC.
                                         THE CASUAL MALE, INC.
                                         TCM HOLDING CO., INC.
                                         TCMB&T, INC.

                                         For each of the above:


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

Confirmed and accepted as of the date first above written:


BEAR, STEARNS & CO.  INC.
LAZARD FRERES & CO. LLC
BANCBOSTON SECURITIES INC.

By: Bear, Stearns & Co. Inc.


By:
    --------------------------------
    Name:
    Title:

                                   SCHEDULE I



                                                              Principal Amount
                                                             of Securities to be
                                                                  Purchased
                                                             -------------------
UNDERWRITER

Bear, Stearns & Co. Inc...................................    $___________
Lazard Freres & Co. LLC...................................    ____________
BancBoston Securities Inc.................................    ____________

         Total............................................    $100,000,000
                                                              ============

                                   SCHEDULE II

Name of Subsidiary:

         GUARANTORS

         WGS Corp.
         JBI, Inc.
         JBI Holding Co., Inc.
         Morse Shoe, Inc.
         Buckmin, Inc.
         ELM Equipment Corp.
         ISAB, Inc.
         Jared Corporation
         Morse Shoe (Canada) Ltd.
         Morse Shoe International, Inc.
         White Cap Footwear, Inc.
         Spencer Companies, Inc.
         The Casual Male, Inc.
         TCM Holding Co., Inc.
         TCMB&T, Inc.

         OTHER SUBSIDIARIES

         JBAK Holding, Inc.
         JBAK Canton Realty, Inc.

                                    Exhibit A

                 Form of Opinion of Goodwin, Procter & Hoar LLP


              1. The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof or preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

              2. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Massachusetts. The Company is duly qualified to conduct its business as described in the Registration Statement and the Prospectus, and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary. The Company has all requisite corporate power and authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

              3. Each of the Subsidiaries of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation. Each of the Subsidiaries of the Company is duly qualified to conduct its business as described in the Registration Statement and the Prospectus, and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary. Each of the Subsidiaries of the Company has all requisite corporate power and authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

              4. All the outstanding shares of common stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Registration Statement and Prospectus.

              5. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights and, except as set forth in the Registration Statement and the Prospectus, are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other restriction on transferability or voting, except for the pledge of the issued and outstanding common stock of the Guarantors

(other than Morse Shoe (Canada) Ltd.) pursuant to the Amended Credit Facility, and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any shares of capital stock or other equity interests in any such Subsidiary. Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries owns or holds any interest in any corporation, partnership, trust or association, joint venture or other entity.

              6. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock or other equity interest in the Company.

              7. Each of the Company and the Guarantors has the corporate power and authority necessary to execute, deliver and perform its obligations under the Underwriting Agreement, the Indenture and the Amended Credit Facility and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority necessary to issue, sell and deliver the Securities as provided herein and therein.

              8. The Underwriting Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors and is the legal, valid and binding agreement of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              9. The Indenture has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors and is the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Indenture has been qualified under and complies with the requirements of the Trust Indenture Act and the Trust Indenture Regulations.

              10. The Amended Credit Facility has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors and is the legal, valid and binding obligation of each of the Company, the Guarantors and the Banks, enforceable against each of the Company, the Guarantors and the Banks in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              11. The Securities have been duly and validly authorized by the Company and the Guarantors for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when authenticated and issued in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Underwriting

Agreement and the Indenture, will be the legal, valid and binding obligations of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

              12. The Registration Statement and the Prospectus contain a complete and accurate summary in all material respects of the terms of each of the Indenture, the Securities, the Underwriting Agreement and the Amended Credit Facility.

              13. None of (i) the execution, delivery, and performance of the Underwriting Agreement and the Indenture, (ii) the issuance and sale of the Securities and (iii) the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby and the transactions described in the Registration Statement and the Prospectus under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or give rise to any right to accelerate the maturity or require the prepayment of any obligation of the Company or any of its Subsidiaries or require consent under, or result in the creation or imposition of any lien, charge or encumbrance on any assets or properties of the Company or any of its Subsidiaries, or an acceleration of any indebtedness of the Company or any of its Subsidiaries pursuant to (A) the charter or by-laws (or equivalent documents) of the Company or any of its Subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any if its Subsidiaries is a party or by which any of them or any of their assets or properties is or may be bound, (C) any statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their assets or properties or (D) any judgment, order or decree of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties.

              14. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body or other person which has not been made or obtained is required for the execution, delivery and performance by the Company and the Guarantors of the Underwriting Agreement and the Indenture and the consummation of the transactions contemplated thereby, including, without limitation, the issuance, sale and delivery of the Securities, except for the order of the Commission declaring the Registration Statement effective under the Act, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under the Trust Indenture Act and the state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters. No consents or waivers from any person are required to consummate the transactions contemplated by the Underwriting Agreement, the Indenture and the Registration Statement other than such consents and waivers as have been obtained.

              15. To the best of such counsel's knowledge, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of counsel, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is or may be subject, (ii) no statute, law, ordinance, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or body or that has been proposed by any governmental agency or body and (iii) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject, or to which the business, assets, or property of the Company or any of its Subsidiaries is or may be subject, which, in the case of CLAUSES (i), (ii) and (iii) above, is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed fairly and accurately in all material respects.

              16. Neither the Company nor any of its Subsidiaries is and, after giving effect to the issuance and sale of Securities, will be an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              17. To the best knowledge of such counsel, any contract, agreement, instrument, lease, license, document or other item required to be disclosed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Trust Indenture Act or by the Regulations has been so disclosed or filed, as the case may be, and any descriptions thereof are accurate in all material respects and fairly present the information required to be shown therein.

              18. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the Trust Indenture Act and the respective rules and regulations thereunder; it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

              19. There are no holders of securities of the Company or any of its Subsidiaries who, by reason of the execution by the Company and the Guarantors of the Underwriting Agreement or the Indenture or the consummation by the Company and the Guarantors of the transactions contemplated by the Underwriting Agreement and by the Indenture, have the right to request or demand that the Company or its Subsidiaries register under the Act or analogous foreign laws and regulations securities held by them.

              In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and other representatives of the Company and its Subsidiaries, representatives of the independent public accountants for the Company, its Subsidiaries and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel shall further state that no facts have come to such counsel's attention to lead such counsel to believe that as of its Effective Date and as of the date of such statement, the Registration Statement (including all information deemed to be part of such registration statement as of the Effective Time pursuant to Rule 430(A)(b) under the Act), contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any supplement thereto, as of its date and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion or belief as to the financial statements, schedules and other financial data included or excluded from the Registration Statement.